UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway, West Des Moines, Iowa 50266
(Address of Principal Executive Offices)  (Zip Code)

(515) 221-0002
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 30, 2016, American Equity Investment Life Holding Company (the “Company”), certain financial institutions as lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., as a Lender and as administrative agent for the Lenders, entered into a credit agreement (the “Credit Agreement”) providing for a $150 million unsecured revolving credit facility (the “Revolving Facility”) and a $100 million term loan (the “Term Loan”).  The Credit Agreement also contains an accordion feature allowing the Company, subject to certain terms and conditions specified in the Credit Agreement, to increase the Revolving Facility by an additional $50 million in the aggregate.  The Revolving Facility maturity date is September 30, 2021, and the Term Loan maturity date is September 30, 2019.

Any proceeds of the Revolving Facility may be used to finance the general corporate purposes of the Company and its subsidiaries.  The Company used the proceeds of the Term Loan to make a contribution to the capital and surplus of a subsidiary, American Equity Investment Life Insurance Company.

The Lenders and/or their affiliates have from time to time provided, and may in the future provide, various financial advisory, commercial banking, investment banking and other services to the Company and its affiliates, for which they received or may receive customary compensation and expense reimbursement.

The description of the Credit Agreement is qualified by reference to the full text of the agreement, which is attached as Exhibit 10.1, and which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The Credit Agreement replaces the Company’s prior credit agreement dated November 22, 2013 (the “Prior Agreement”).  The termination of the Prior Agreement was effective upon the closing of the Credit Agreement.  No amounts were outstanding under the Prior Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in “Item 1.01 Entry Into a Material Definitive Agreement” of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated as of September 30, 2016, among American Equity Investment Life Holding Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: October 3, 2016	By:	/s/ John M. Matovina
		Name:	John M. Matovina
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of September 30, 2016, among American Equity Investment Life Holding Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent